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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                     FORM 8K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)         November 7, 2000
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                             The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina               1-5846                        57-0507055
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(State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)


2000 Wade Hampton Boulevard, Greenville, SC                             29615
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code          (864) 609-8256
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                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)





ITEM 9. REGULATION FD DISCLOSURE.
Liberty Corporation Announces Quarterly Dividend

                        [LIBERTY CORPORATION LETTERHEAD]

For Further Information:  Ken Jones (864) 609-3496


                 THE LIBERTY CORP. ANNOUNCES QUARTERLY DIVIDEND


GREENVILLE, S.C., Nov. 7, 2000 - The board of directors of The Liberty Corp. (NYSE: LC) today declared a regular quarterly dividend of 22 cents per share on its common stock, payable on January 3, 2001 to shareholders of record on December 15, 2000. Liberty currently has approximately 19,916,000 common shares outstanding.

A major group broadcaster, Liberty's Cosmos subsidiary currently owns twelve network-affiliated television stations, including seven NBC affiliates, three ABC affiliates and two CBS affiliates, which in the aggregate cover approximately 2.7% of U.S. households. The company headquarters is in Greenville, S.C.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIBERTY CORPORATION


                                   By: /s/ Martha Williams
                                      ------------------------------------------
                                        Name:  Martha Williams
                                        Title: Vice President, General Counsel
                                               and Secretary

November 7, 2000